Exhibit 32

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pemco Aviation Group, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2005	/s/ Ronald A. Aramini
Ronald A. Aramini
President and Chief Executive Officer

-S36-

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pemco Aviation Group, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(a) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2005	/s/ John R. Lee
John R. Lee
Sr. Vice President and Chief Financial Officer

The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Signed originals of these written statements required by Section 906 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

-S37-